AMENDMENT TO SUBLEASE

                                   Background

A. TeleSpectrum Worldwide Inc. ("Subtenant") has subleased space from CRW Financial, Inc. ("Tenant") pursuant to a sublease agreement dated
   May 9, 1996.

B. Tenant desires to sublet unto Subtenant and Subtenant desires to accept a Sublease from Tenant for all of Tenant's right, title and interest in and to the Lease and to the Demised Premises.

C. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant does hereby sublet all of the Demised Premises and Subtenant does hereby Sublease all Demised Premises from Tenant pursuant to the terms of the Lease and agrees to perform and pay all of the obligations of Tenant under the Lease accruing from December 1, 1996 of this Sublease as if Subtenant were named as the tenant in the Lease.

        IN WITNESS WHEREOF, Tenant and Subtenant have executed this Sublease as of the day and year first above written.


                                        CRW FINANCIAL, INC.
                                        a Delaware Corporation

                                        By: /s/ Jonathan P. Robinson
                                           -----------------------------------

                                        Name: Jonathan P. Robinson
                                             ---------------------------------

                                        Title: Corporate Financial Officer
                                              --------------------------------

                                        TELESPECTRUM WORLDWIDE INC.
                                        A Delaware Corporation


                                        By: /s/ Richard Schwenk, Jr.
                                           -----------------------------------

                                        Name:   Richard Schwenk, Jr.
                                             ---------------------------------

                                        Title:  Senior Vice President and
                                                Chief Financial Officer
                                              --------------------------------




                             AMENDMENT TO SUBLEASE

Background

A. TeleSpectrum Worldwide (formerly CRW Acquisition Corp d/b/a Allegra) ("Subtenant") has subleases space from CRW Financial, Inc. ("Tenant") pursuant to a sublease agreement dated May 9, 1996.

B. Tenant desires to sublet unto Subtenant and Subtenant desires to accept a Sublease from Tenant of an additional portion of Tenant's right, title and interest in and to the Lease and to the Demised Premises.

C. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant does hereby sublet an additional 7,000 Square Feet (33%) of the Demised Premises and Subtenant does hereby Sublease approximately 7,000 Square Feet of Demised Premises from Tenant pursuant to the terms of the Lease and agrees to perform and pay 33.0% of all the obligations of Tenant under the Lease accruing from July 16, 1996 of this Sublease as if Subtenant were named as the tenant in the Lease.

     IN WITNESS WHEREOF, Tenant and Subtenant have executed this Sublease as of the day and year first above written.

                                       CRW FINANCIAL, INC.,
                                       a Delaware corporation

                                       BY:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       TELESPECTRUM WORDWIDE, INC.,
                                       a Delaware corporation

                                       BY:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________